UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 8, 2002

                         CAPITAL AUTO RECEIVABLES, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    333-93431          38-3082892
-------------------------------    -----------      ------------------
(State or other jurisdiction of     Commission       (I.R.S. Employer
incorporation or organization)      File Number       Identification
                                                      No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE            19801
---------------------------------------     ----------
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code   302-658-7581
                                                     ------------


Items 1-6.      Not Applicable.

Item 7.         Financial Statements and Exhibits.

(a)      Not Applicable

(b)      Not Applicable

(c)      Exhibits

4.1 Indenture between Capital Auto Receivables Asset Trust 2002-1 (the "Trust") and the Bank One, National Association, as Indenture Trustee, dated as of January 24, 2002

4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Bankers Trust (Delaware), as Owner Trustee, dated as of January 24, 2002




99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2002-1, as the Issuer, dated as of January 24, 2002


99.2 Supplemental Statement of Eligibility on Form T-1 of the Bank One, National Association, as Indenture Trustee under the Indenture

99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of January 24, 2002


99.4 Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2002-1 and Bank of America, N.A. dated as of January 24, 2002.


99.5-1 Letter Agreement to confirm terms and conditions of the Swap Transaction between Bank of America, N.A. and Capital Auto Receivables Asset Trust 2002-1 Re: Class A-2 Notes, dated as of January 24, 2002



99.5-2 Letter Agreement to confirm terms and conditions of the Swap Transaction between Bank of America, N.A. and Capital Auto Receivables Asset Trust 2002-1 Re: Class A-3 Notes, dated as of January 24, 2002.



99.6 Triparty  Contingent  Assignment  Agreement among Capital Auto  Receivables
     Asset Trust 2002-1, General Motors Acceptance Corporation and Bank of America, N.A. dated as of January 24, 2002.

99.7 Swap Counterparty Rights Agreement among Capital Auto Receivables Asset Trust 2002-1, General Motors Acceptance Corporation, Bank of America, N.A., Capital Auto Receivables, Inc., Bank One, National Association and Bankers Trust (Delaware) dated as of January 24, 2002.


99.8 Administration Agreement among Capital Auto Receivables Asset Trust 2002-1, General Motors Acceptance Corporation and Bank One, National Association dated as of January 24, 2002


99.9 Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc. dated as of January 24, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CAPITAL AUTO RECEIVABLES, INC.
                                      --------------------------------------
                                        (Registrant)

                                      /s/  WILLIAM F. MUIR
                                      --------------------------------------
Dated: February 8, 2002               William F. Muir, Chairman of the Board
       ----------------



                                      /s/  JOHN D. FINNEGAN
                                      --------------------------------------
Dated: February 8, 2002               John D. Finnegan, President and
       ----------------               Director

                                  EXHIBIT INDEX



           Exhibit                   Description
           -------                   -----------


4.1 Indenture between Capital Auto Receivables Asset Trust 2002-1 (the "Trust") and the Bank One, National Association, as Indenture Trustee, dated as of January 24, 2002

4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Bankers Trust (Delaware), as Owner Trustee, dated as of January 24, 2002

99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2002-1, as the Issuer, dated as of January 24, 2002

99.2 Supplemental Statement of Eligibility on Form T-1 of the Bank One, National Association, as Indenture Trustee under the Indenture

99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of January 24, 2002


99.4 Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2002-1 and Bank of America, N.A. dated as of January 24, 2002.


99.5-1 Letter Agreement to confirm terms and conditions of the Swap Transaction between Bank of America, N.A. and Capital Auto Receivables Asset Trust 2002-1 Re: Class A-2 Notes, dated as of January 24, 2002



99.5-2 Letter Agreement to confirm terms and conditions of the Swap Transaction between Bank of America, N.A. and Capital Auto Receivables Asset Trust 2002-1 Re: Class A-3 Notes, dated as of January 24, 2002.

99.6 Triparty  Contingent  Assignment  Agreement among Capital Auto  Receivables
     Asset Trust 2002-1, General Motors Acceptance Corporation and Bank of America, N.A. dated as of January 24, 2002.


99.7 Swap Counterparty Rights Agreement among Capital Auto Receivables Asset Trust 2002-1, General Motors Acceptance Corporation, Bank of America, N.A., Capital Auto Receivables, Inc., Bank One, National Association and Bankers Trust (Delaware) dated as of January 24, 2002.

99.8 Administration Agreement among Capital Auto Receivables Asset Trust 2002-1, General Motors Acceptance Corporation and Bank One, National Association dated as of January 24, 2002


99.9 Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc. dated as of January 24, 2002.